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                                                                    EXHIBIT 23.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We consent to the inclusion in this Amendment No. 2 to the registration statement on Form SB-2 (Registration No. 33-94678) of our report dated July 7, 1995 on our audits of the historical summaries of gross revenues and direct operating expenses of the TNC Fields. We also consent to the reference to our firm under the caption "Experts."



COOPERS & LYBRAND

Santafe de Bogota, Colombia
November 28, 1995